Exhibit 99.2

Wendy’s Restaurants
(Salt Lake City Market)

Financial Statements as of September 29, 2013 (Unaudited) and December 30, 2012, and for the nine months ended September 29, 2013 (Unaudited), year ended December 30, 2012, and nine months ended September 30, 2012 (Unaudited)

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors of
NPC Restaurant Holdings, LLC:

We have audited the accompanying financial statements of the Wendy’s Restaurants (Salt Lake City Market) (the “Business”) of NPC Restaurant Holdings, LLC (the “Company”), which comprise the statement of assets acquired and liabilities assumed as of December 30, 2012, and the related statement of revenues and direct operating expenses for the year then ended, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of Wendy’s Restaurants (Salt Lake City Market) as of December 30, 2012, and its revenue and direct operating expenses for year then ended in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
We draw attention to Note 1 to the financial statements, which describes that the accompanying financial statements were prepared to present the assets acquired and liabilities assumed and the revenues and direct operating expenses of Wendy’s Restaurants (Salt Lake City Market), and are not intended to be a complete presentation of the Wendy’s Restaurants’ (Salt Lake City Market) financial position or results of operations. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP
Columbus, Ohio
February 17, 2014

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
(In Thousands)

	September 29, 2013	December 30, 2012
	(Unaudited)
Current assets:
Cash	$80	$69
Inventories	352	343
Total current assets	432	412

Properties	7,848	7,339
Goodwill	5,853	5,853
	14,133	13,604

Commitments
Other liabilities	549	—
Net assets acquired	$13,584	$13,604

See accompanying notes to financial statements.

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(In Thousands)

	Nine Months Ended		Year Ended
	September 29, 2013	September 30, 2012	December 30, 2012
	(Unaudited)
Net sales	$55,414	$53,344	$71,455

Direct costs and expenses:
Cost of sales	46,753	45,829	61,120
Impairment of long-lived assets	1,507	21	21
General and administrative	1,220	1,295	1,703
Depreciation and amortization	3,009	2,712	3,815
Total direct costs and expenses	52,489	49,857	66,659
Net sales less direct costs and expenses	$2,925	$3,487	$4,796

See accompanying notes to financial statements.

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
NOTES TO FINANCIAL STATEMENTS
(In Thousands)

(1) Summary of Significant Accounting Policies

Organization and Operations

Certain assets used in the operation of 54 Wendy’s® restaurants, including one in development, in the Salt Lake City, Utah area (collectively, “Wendy’s Restaurants” or the “Salt Lake City Market”) were acquired by NPC Quality Burgers, Inc., an indirect wholly-owned subsidiary of NPC Restaurant Holdings, LLC (“NPC”) pursuant to an Asset Purchase Agreement and First Amendment to the Asset Purchase Agreement (collectively, the “Agreements”) dated as of November 19, 2013 and November 20, 2013, respectively. These transactions closed on December 9, 2013. Prior to NPC’s acquisition, the Salt Lake City Market was operated by Wendy’s International, Inc. (“Wendy’s”), an indirect wholly-owned subsidiary of The Wendy’s Company (the “Company”) which franchises and operates company-owned quick service restaurants specializing in hamburger sandwiches throughout the United States of America and Canada.

A summary of significant accounting policies followed in the preparation of the financial statements of the Salt Lake City Market is set forth below.

Basis of Presentation

The statements of assets acquired and liabilities assumed represent the assets of Wendy’s Restaurants which were acquired by NPC. The statements of assets acquired and liabilities assumed exclude the following (1) land, buildings and leasehold improvements owned by Wendy’s which will be leased by NPC from Wendy’s under the provisions of the Agreements and (2) the related intangible assets and liabilities for favorable and unfavorable leases, respectively, (collectively, the “Excluded Net Assets”).

Goodwill related to Wendy’s North America reporting unit is allocated to the statements of assets acquired and liabilities assumed based on the fair value of Wendy’s Restaurants as a percentage of the Wendy’s North America reporting unit fair value. Wendy’s tests its total goodwill for impairment annually during the fourth quarter, or more frequently if events or changes in circumstances indicate that the asset may be impaired.

The statements of revenues and direct operating expenses include all costs applicable to Wendy’s Restaurants which were incurred in connection with the operation of Wendy’s Restaurants and for which specific identification was practical, including depreciation and amortization expense related to the Excluded Net Assets. In addition to costs that have been specifically identified, costs incurred by Wendy’s for certain market and district general and administrative functions, for which specific identification to an individual restaurant is not practical, have been allocated to Wendy’s Restaurants based on the sales per restaurant in the market and/or district, as applicable.

General corporate overhead, including regional restaurant-based general and administrative expenses, interest expense and income taxes have not been reflected in the statements of revenues and direct operating expenses. Management of Wendy’s believes that the inclusion of these costs would not be representative of the costs if the Salt Lake City Market had been operated independently.

Fiscal Year

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Wendy’s Restaurants’ fiscal reporting periods consist of 52 or 53 weeks ending on the Sunday closest to December 31. All nine month periods and the year presented herein contain 39 weeks and 52 weeks, respectively. All references to the year and nine month periods relate to fiscal periods rather than calendar periods. Information as of September 29, 2013 and for the nine month periods ended September 29, 2013 and September 30, 2012 is unaudited.

Revenue Recognition

Wendy’s Restaurants recognize revenue upon delivery of food to the customer. Sales exclude sales taxes collected from customers.

Cost of Sales

Cost of sales includes food and paper, restaurant labor and occupancy, advertising and other operating costs.

Vendor Incentives

Wendy’s and its franchisees receive incentives from certain beverage vendors under national contracts. These incentives are recognized as earned and are generally classified as a reduction of “Cost of sales.” Unearned vendor incentives are classified as “Other liabilities” until earned and have been included in the statements of assets acquired and liabilities assumed.

Advertising Costs

Wendy’s Restaurants incur various advertising costs, including contributions to certain advertising cooperatives based upon a percentage of net sales. All advertising costs are expensed as incurred, with the exception of media development costs that are expensed beginning in the month that the advertisement is first communicated. Advertising costs of $2,305, $2,218 and $2,960 for the nine months ended September 29, 2013 and September 30, 2012 and the year ended December 30, 2012, respectively, are included in “Cost of sales” in the accompanying statements of revenues and direct operating expenses.

Inventories

Inventories are stated at the lower of cost or market, with cost determined in accordance with the first-in, first-out method, and consist primarily of restaurant food items and paper supplies.

Properties and Depreciation and Amortization

Properties are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization of properties is computed principally on the straight-line basis using the following estimated useful lives of the related major classes of properties: 5 to 20 years for restaurant equipment and 7 to 30 years for buildings and improvements. Leased assets capitalized and leasehold improvements are amortized over the shorter of their estimated useful lives or the terms of the respective leases, including periods covered by renewal options that Wendy’s is reasonably assured of exercising.

Impairment of Long-Lived Assets

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
NOTES TO FINANCIAL STATEMENTS
(In Thousands)

Wendy’s reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. If such review indicates an asset group may not be recoverable, an impairment loss is recognized for the excess of the carrying amount over the fair value of an asset group to be held and used or over the fair value less cost to sell of an asset to be disposed. Restaurant impairment losses principally reflect impairment charges resulting from the decision to lease and/or sublease the land and/or building and sell certain other restaurant assets to franchisees. The fair value of the land and buildings to be held and used to lease and/or sublease to franchisees is based upon discounted cash flows of future anticipated lease and sublease income. Such assets are not included in the statements of assets acquired and liabilities assumed.

Wendy’s fair value estimates are subject to change as a result of many factors including, among others, any changes in the Company's business plans, changing economic conditions and the competitive environment. Should actual cash flows and Wendy’s future estimates vary adversely from those estimates used, the Company may be required to recognize additional impairment charges in future years.

Leases

The Company operates restaurants that are located on sites owned by Wendy’s and sites leased by Wendy’s from third parties. At inception, each lease is evaluated to determine whether the lease will be accounted for as an operating or capital lease based on its terms. When determining the lease term, the Company includes option periods for which failure to renew the lease imposes a significant economic detriment. The primary penalty to which the Company may be subject is the economic detriment associated with the existence of unamortized leasehold improvements which might be impaired if Wendy’s chooses not to exercise the available renewal options.

For operating leases, minimum lease payments, including minimum scheduled rent increases, are recognized as rent expense on a straight line basis (“Straight-Line Rent”) over the applicable lease terms. Lease terms are generally initially between 15 and 20 years and, in most cases, provide for rent escalations and renewal options. The term used for Straight-Line Rent is calculated initially from the date we obtain possession of the leased premises through the expected lease termination date. Wendy’s expenses rent from the possession date to the restaurant opening date. There is a period under certain lease agreements referred to as a rent holiday (“Rent Holiday”) that generally begins on the possession date and ends on the rent commencement date. During a Rent Holiday, no cash rent payments are typically due under the terms of the lease; however, expense is recorded for that period on a straight-line basis consistent with the Straight-Line Rent method.

Certain leases contain provisions, referred to as contingent rent (“Contingent Rent”), that require additional rental payments based upon restaurant sales volume. Contingent Rent is expensed each period as the liability is incurred.

Favorable and unfavorable lease amounts, when Wendy’s purchases restaurants, are recorded and amortized to “Cost of sales” both on a straight-line basis over the remaining term of the leases. When the expected term of a lease is determined to be shorter than the original amortization period, the favorable or unfavorable lease balance associated with the lease is adjusted to reflect the revised lease term.

Management of Wendy’s makes certain estimates and assumptions regarding each new lease agreement, lease renewal and lease amendment, including, but not limited to, property values, market rents, property lives, discount rates and probable term, all of which can impact (1) the classification and accounting for a lease as capital or operating, (2) the Rent Holiday and escalations in payment that are taken into consideration when calculating Straight-Line Rent, (3) the term over which leasehold improvements

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
NOTES TO FINANCIAL STATEMENTS
(In Thousands)

for each restaurant are amortized and (4) the values and lives of favorable and unfavorable leases. The amount of depreciation and amortization, interest and rent expense reported would vary if different estimates and assumptions were used.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management of Wendy’s to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

In preparing the financial statements, we have reviewed and considered all significant events occurring subsequent to September 29, 2013 and up until February 17, 2014, the date of the issuance of the financial statements.

(2) Properties

Properties consisted of the following:

	September 29, 2013	December 30, 2012
	(Unaudited)
Restaurant equipment	$14,991	$13,460
Accumulated depreciation	(7,143)	(6,121)
Properties, net	$7,848	$7,339

As described in Note 1, the statements of assets acquired and liabilities assumed do not include buildings and improvements and land owned by Wendy’s which are to be leased by NPC with carrying values of $23,131 and $12,145, respectively, as of September 29, 2013 and $24,866 and $12,145, respectively, as of December 30, 2012. Included in depreciation expense is $1,759, $1,412 and $2,009 related to the depreciation of such buildings and improvements for the nine months ended September 29, 2013 and September 30, 2012 and the year ended December 30, 2012, respectively.

Impairment losses of $1,507, $21 and $21 for the nine months ended September 29, 2013 and September 30, 2012 and the year ended December 30, 2012, respectively, represented the excess of the carrying amount over the fair value of the affected assets and are included in “Impairment of long-lived assets.” The losses during the nine months ended September 29, 2013 reflect the impact of remeasuring long-lived assets (including building, leasehold improvements and favorable lease assets) at certain restaurants to fair value as a result of Wendy’s decision to lease and/or sublease the land and/or buildings and sell certain other restaurant assets to NPC. The losses during the nine months ended September 30, 2012 and year ended December 30, 2012, reflect impairment charges on one restaurant’s assets resulting from the deterioration in operating performance.

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
NOTES TO FINANCIAL STATEMENTS
(In Thousands)

(3) Lease Commitments

Wendy’s Restaurants have commitments under several non-cancelable operating leases for restaurant space that expire through December 31, 2042. Some leases which relate to restaurant operations provide for contingent rentals based on sales volume. Certain leases also provide for payments of other costs such as real estate taxes, insurance and common area maintenance, which are not included in rental expense or the future minimum rental payments set forth below.

Rental expense under operating leases consists of the following components:

	Nine Months Ended		Year Ended
	September 29, 2013	September 30, 2012	December 30, 2012
	(Unaudited)
Minimum rentals	$1,334	$1,381	$1,833
Contingent rentals	80	87	110
Rental expense	$1,414	$1,468	$1,943

Wendy’s Restaurants future minimum rental payments for non-cancelable leases as of September 29, 2013 are as follows and exclude lease agreements entered into as a result of the transactions described in Note 1:

Remainder of 2013	$406
2014	1,739
2015	1,754
2016	1,736
2017	1,748
2018	1,793
Thereafter	36,344
Total future minimum rental payments	$45,520

(4) Selected Cash Flow Information

As Wendy’s Restaurants have historically been managed as part of the operations of the Company and have not been operated as a stand-alone entity, it is not practical to prepare historical cash flow statements regarding Wendy’s Restaurants’ operating, investing and financing cash flows. As such, statements of cash flows have not been prepared for Wendy’s Restaurants and selected discrete cash flow information is provided below. Capital expenditures include expenditures for the Excluded Net Assets.

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
NOTES TO FINANCIAL STATEMENTS
(In Thousands)

	Nine Months Ended		Year Ended
	September 29, 2013	September 30, 2012	December 30, 2012
	(Unaudited)
Cash flows from operating activities exclusive of changes in other liabilities:
Net sales less direct costs and expenses	$2,925	$3,487	$4,796
Depreciation and amortization	3,009	2,712	3,815
Impairment of long-lived assets	1,507	21	21
Net change in inventories	(9)	3	(17)
	$7,432	$6,223	$8,615

Cash flows from investing activities:
Capital expenditures	$4,203	$4,594	$7,397

WENDY’S RESTAURANTS
(SALT LAKE CITY MARKET)
NOTES TO FINANCIAL STATEMENTS
(In Thousands)

(5) Allocations

As described in Note 1, the accompanying statements of revenues and direct operating expenses of the Salt Lake City Market include all costs applicable to the Salt Lake City Market which were incurred in connection with the operation of the Salt Lake City Market and for which specific identification was practical. Costs incurred by Wendy’s for certain market and district general and administrative functions, for which specific identification to an individual restaurant is not practical, have been allocated to the Salt Lake City Market based on the sales per restaurant in the market and/or district, as applicable. These allocated expenses are included in “General and administrative.”

General and administrative costs incurred by Wendy’s which represent part of the cost of doing business and for which specific identification to an individual restaurant is not practical are not allocated to the Salt Lake City Market. Costs not allocated include such items as costs related to regional restaurant general and administrative costs, executive management, accounting, data processing, legal, certain employee benefits and certain occupancy costs. Management of Wendy’s believes that the allocation and inclusion of these costs would not necessarily be representative of the costs if the Salt Lake City Market had been operated independently.